UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2013 (November 5, 2013)

SM Energy Company

(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1775 Sherman Street, Suite 1200, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 861-8140

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On November 4, 2013, SM Energy Company (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with certain affiliates of EnerVest, Ltd. (collectively, “Buyers”).  Pursuant to the Agreement, the Company has agreed to sell all of its oil and gas properties in the Anadarko Basin in the State of Oklahoma and the State of Texas (the “Oil and Gas Assets”), together with related equipment, contracts, records and other assets (collectively, the “Assets”).  The Assets exclude certain rights, credits, corporate records, claims and data.  The effective time for the purchase and sale of the Assets is October 1, 2013, and the transaction is expected to close on December 30, 2013, subject to certain conditions, as further described below.

The total consideration to be received by the Company is $343,000,000 in cash, subject to customary adjustments to reflect the operation of the Oil and Gas Assets prior to the closing, title defects, environmental defects, and unresolved preferential rights to purchase and consents.  The Buyers will place a performance deposit of $17,150,000 into an escrow account pending closing of the transaction.

The Agreement contains customary representations and warranties and covenants by the Buyers and the Company.  Among other things, during the period between the execution of the Agreement and the consummation of the transaction contemplated by the Agreement, the Company has agreed (i) to provide the Buyers with reasonable access to the Assets and the records pertaining to the Assets; (ii) to conduct its operations concerning the Assets in the ordinary course; and (iii) to restrict certain activities and capital expenditures relating to the Assets.

The Agreement provides the Buyers and the Company with certain termination rights, including, among others: (i) the parties may terminate the Agreement by mutual consent; (ii) the Buyers may terminate the Agreement if the Company has not satisfied Buyers’ conditions to closing on or before January 31, 2014, unless the Buyers are in material breach of the Agreement; (iii) the Company may terminate the Agreement if the Buyers have not satisfied the Company’s conditions to closing on or before January 31, 2014, unless the Company is in material breach of the Agreement; or (iv) the Buyers or the Company may terminate the Agreement if, on or before the closing, the sum of (A) the aggregate uncured title defects, (B) the aggregate cost of resolving identified, uncured environmental defects, (C) the aggregate amount of all casualty losses, and (D) the allocated value of any Assets removed from the transaction pursuant to the terms of the Agreement exceeds $85,750,000.

The Company has agreed to indemnify the Buyers after the closing, subject to certain limitations, for losses incurred by the Buyers for (i) any breach of the Company’s representations and warranties; (ii) any breach of the Company’s covenants; (iii) liabilities associated with assets or properties not part of the Assets; (iv) any environmental liabilities related to disposal or transportation of hazardous substances attributable to the Company’s operation of the Assets prior to October 1, 2013; (v) any third-party claims for bodily injury or death arising from the Company’s operation of the Assets prior to October 1, 2013; (vi) any asset taxes attributable to the Company’s ownership of the Assets prior to October 1, 2013; and (vii) any costs and expenses for goods and services attributable to the Company’s ownership of the Assets prior to October 1, 2013.  The Company’s indemnification obligations are subject to deductible, survival and overall cap limitations.  Buyers have agreed to indemnify the Company after the closing for losses incurred by the Company for (a) any breach of Buyers’ representations and warranties; (b) any breach of Buyers’ covenants; and (c) subject to the Company’s indemnification obligations, all liabilities related to the Assets, whether arising before or after October 1, 2013.

Cautionary Statement Concerning Forward Looking Statements

This Current Report on Form 8-K contains forward looking statements within the meaning of securities laws, including forecasts and projections.  The words “anticipate,” “assume,” “believe,” “budget,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “project,” “will” and similar expressions are intended to identify forward looking statements.  These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward looking statements.  These risks include factors such as the availability, proximity and capacity of gathering, processing and transportation facilities; the uncertainty of negotiations to result in an agreement or a completed transaction; the uncertain nature of announced acquisition, divestiture, joint venture, farm down or similar efforts and the ability to complete any such transactions, including, but not limited to, the Company’s announced plans to divest of assets including those located in the Anadarko Basin; the uncertain nature of expected benefits from the actual or expected acquisition, divestiture, joint venture, farm down or similar efforts, including, but not limited to, the Company’s announced plans to divest of assets including those located in the Anadarko Basin; the volatility and level of oil, natural gas, and natural gas liquids prices; uncertainties inherent in projecting future rates of production from drilling activities and acquisitions; the imprecise nature of estimating oil and gas reserves; the availability of additional economically attractive exploration, development, and acquisition opportunities for future growth and any necessary financings; unexpected drilling conditions and results; unsuccessful exploration and development drilling results; the availability of drilling, completion, and operating equipment and services; the risks associated with the Company’s commodity price risk management strategy; uncertainty regarding the ultimate impact of potentially dilutive securities; and other such matters discussed in the “Risk Factors” section of the Company’s 2012 Annual Report on Form 10-K. The forward looking statements contained herein speak as of the date of this announcement. Although the Company may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.

Item 7.01              Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On November 5, 2013, the Company issued a press release announcing that the Company had entered into the Agreement.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits.	The following exhibit is furnished as part of this report:

	Exhibit 99.1	Press release of SM Energy Company dated November 5, 2013, entitled “SM Energy Enters Into Agreement to Divest Anadarko Basin Assets”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date: November 5, 2013	By:	/s/ DAVID W. COPELAND
David W. Copeland
Executive Vice President, General Counsel and Corporate Secretary